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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-45954, 333-45956, 333-55614,
333-55946) of Avaya Inc. of our report dated June 21, 2002 relating to the financial statements and the supplemental schedule of the AVAYA INC. SAVINGS PLAN FOR SALARIED EMPLOYEES, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
New York, New York
June 21, 2002